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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 27, 2001

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

               TEXAS                                   1-3187                               74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                                         77002
           (Address of principal executive offices)                                          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------


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ITEM 5.           OTHER EVENTS.

    On September 27, 2001, Reliant Energy, Incorporated's majority owned subsidiary Reliant Resources, Inc. announced that it had entered into a definitive merger agreement with Orion Power Holdings, Inc., under which Reliant Resources would acquire all of the outstanding shares of Orion Power for $26.80 per share in cash in a transaction valued at approximately $2.9 billion. Under the merger agreement, Reliant Resources would also assume approximately $1.8 billion of Orion Power's net debt. The acquisition is structured as a cash merger and is conditioned upon approval by Orion Power's shareholders and regulatory approvals. Reliant Resources' press release regarding the planned acquisition of Orion Power is attached to this report as Exhibit 99.1 and is incorporated by reference herein. A copy of the definitive merger agreement between Reliant Resources and Orion Power is attached to this report as Exhibit
2.1 and is incorporated by reference herein.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits.

                  The following exhibits are filed herewith:

                   2.1 Agreement and Plan of Merger dated as of September 26, 2001 by and among Reliant Resources, Inc., Reliant Energy Power Generation Merger Sub, Inc. and Orion Power Holdings, Inc.

                  99.1 Press Release issued September 27, 2001 regarding Reliant Resources, Inc.'s agreement to acquire Orion Power Holdings, Inc.

                  99.2 Slide presentation given by R. Steve Letsetter, Chairman, President and Chief Executive Officer of Reliant Resources, Inc., Stephen W. Naeve, Executive Vice President and Chief Financial Officer of Reliant Resources Inc. and Joe Bob Perkins, Executive Vice President of Reliant Resources, Inc. and Group President, Reliant Resources Wholesale Group.

                  99.3 Press Release issued September 27, 2001 regarding Reliant Resources, Inc.'s earnings outlook assuming completion of the acquisition of Orion Power Holdings, Inc.


ITEM 9.           REGULATION FD DISCLOSURE.

     On September 27 and 28, 2001, executives of Reliant Energy and Reliant Resources spoke to the public, as well as various members of the financial and investment community in Houston, Texas and New York City regarding the public announcement of the planned acquisition of Orion Power by Reliant Resources and projected earnings per share expectations for Reliant Resources in 2002 assuming completion of the acquisition of Orion Power and the disposition of Reliant Resources' generation assets in the Netherlands. A copy of the slide presentation given at these meetings is attached to this report as Exhibit 99.2, and is incorporated herein by reference. A replay of these presentations has been made available on Reliant Resource's web site found at www.ReliantResources.com in the Investor Relations section and will be archived for 25 days after these events. In addition, a replay of the September 27, 2001 presentation can be accessed until October 4, 2001 by calling (800) 642-1687 (Conference I.D. 1956472), and a replay of the September 28, 2001 presentation can be accessed until October 5, 2001 by calling (800) 570-8796 (Conference I.D.
9280). Reliant Resource's press release regarding the earnings guidance provided by the executives is attached to this report as Exhibit 99.3, and is incorporated herein by reference.

    The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

    Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

    In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's forward-looking statements:

     o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in, or application of environmental and other laws and regulations to which Reliant Energy is subject,

     o the timing of the implementation of Reliant Energy's business separation plan,

     o the effects of competition, including the extent and timing of the entry of additional competitors in Reliant Energy's markets,

     o industrial, commercial and residential growth in Reliant Energy's service territories,

     o Reliant Energy's pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

     o state, federal and other rate regulations in the United States and in foreign countries in which Reliant Energy operates or into which it might expand its operations,

     o  the timing and extent of changes in commodity prices and interest rates,

     o  weather variations and other natural phenomena,

     o political, legal and economic conditions and developments in the United States and in foreign countries in which Reliant Energy operates or into which it might expand its operations, including the effects of fluctuations in foreign currency exchange rates,

     o financial market conditions and the results of Reliant Energy's financing efforts,

     o the performance of Reliant Energy's projects and the success of its efforts to invest in and develop new opportunities, and

     o other factors Reliant Energy discusses in this and its other filings with the Securities and Exchange Commission.

    The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's forward-looking statements.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RELIANT ENERGY, INCORPORATED


Date: September 28, 2001                By:  /s/ MARY P. RICCIARDELLO
                                           ------------------------------------
                                                  Mary P. Ricciardello
                                                  Senior Vice President and
                                                  Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
------              -------------------

 2.1     Agreement and Plan of Merger dated as of September 26,
         2001 by and among Reliant Resources, Inc., Reliant
         Energy Power Generation Merger Sub, Inc. and Orion Power
         Holdings, Inc.

99.1     Press Release issued September 27, 2001 regarding
         Reliant Resources, Inc.'s agreement to acquire Orion
         Power Holdings, Inc.

99.2     Slide presentation given by R. Steve Letsetter,
         Chairman, President and Chief Executive Officer of
         Reliant Resources, Inc., Stephen W. Naeve, Executive
         Vice President and Chief Financial Officer of Reliant
         Resources Inc. and Joe Bob Perkins, Executive Vice
         President of Reliant Resources, Inc. and Group
         President, Reliant Resources Wholesale Group.

99.3     Press Release issued September 27, 2001 regarding
         Reliant Resources, Inc.'s earnings outlook assuming completion of the acquisition of Orion Power Holdings, Inc.


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